April 27, 2012

Summary Prospectus

BlackRock Index Funds, Inc.  |  Investor and Institutional Shares

➢	BlackRock S&P 500 Index Fund

Funds	Investor A Shares	Institutional Shares

BlackRock S&P 500 Index Fund	MDSRX	MASRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated April 27, 2012, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ■ No Bank Guarantee ■ May Lose Value

Summary Prospectus

Key Facts about BlackRock S&P 500 Index Fund

Investment Objective

The investment objective of BlackRock S&P 500 Index Fund (“S&P 500 Index Fund” or the “Fund”), a series of BlackRock Index Funds, Inc. (the “Corporation”), is to match the performance of the Standard & Poor’s® 500 Index (the “S&P 500”) as closely as possible before the deduction of Fund expenses.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of S&P 500 Index Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]	Investor A Shares	Institutional Shares
Management Fee[1,2]	0.01%	0.01%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.305%	0.295%
Administration Fee	0.195%	0.195%
Miscellaneous Other Expenses	0.110%	0.100%
Total Annual Fund Operating Expenses	0.565%	0.305%
Fee Waivers and/or Expense Reimbursements[2]	(0.005)%	(0.005)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.56%	0.30%
[1]

The fees and expenses shown in the table and the example that follows include both the expenses of the S&P 500 Index Fund and S&P 500 Index Fund’s share of the allocated expenses of Master S&P 500 Index Series. Management Fees are paid by Master S&P 500 Index Series, a series of Quantitative Master Series LLC.

[2]

As described in the “Management of the Funds” section of the Fund’s prospectus on pages 31-36, BlackRock Advisors, LLC (“BlackRock”) has contractually agreed to waive and/or reimburse fees and/or expenses in order to ensure that management fees payable by Master S&P 500 Index Series will not exceed 0.005% of average daily net assets until May 1, 2013. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of Quantitative Master Series LLC or by a vote of a majority of the outstanding voting securities of Master S&P 500 Index Series.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$57	$181	$315	$707
Institutional Shares	$31	$98	$171	$387

Portfolio Turnover:

Master S&P 500 Index Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect S&P 500 Index Fund’s performance. During the most recent fiscal year, Master S&P 500 Index Series’ portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies of the Fund

S&P 500 Index Fund employs a “passive” management approach, attempting to invest in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500. The Fund will be substantially invested in securities in the S&P 500, and will invest, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the S&P 500. The Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the current index.

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The Fund invests in the common stocks represented in the S&P 500 in roughly the same proportions as their weightings in the S&P 500. The Fund may also invest in derivative instruments linked to the S&P 500. At times, the Fund may not invest in all of the common stocks in the S&P 500, or in the same weightings as in the S&P 500. At those times, the Fund chooses investments so that the market capitalizations, industry weighting and other fundamental characteristics of the stocks and derivative instruments chosen are similar to the S&P 500 as a whole.

The Fund is a “feeder” fund that invests all of its assets in Master S&P 500 Index Series of Quantitative Master Series LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. All investments are made at the Master S&P 500 Index Series level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of Master S&P 500 Index Series. For simplicity, this prospectus uses the terms “S&P 500 Index Fund” or “Fund” to include Master S&P 500 Index Series.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The value of your investment in S&P 500 Index Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

■	Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

■

Index Fund Risk — An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 500 as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.

■

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Performance Information

The information shows how S&P 500 Index Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P 500. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/funds or can be obtained by phone at (800) 882-0052.

Investor A Shares

ANNUAL TOTAL RETURNS

S&P 500 Index Fund

As of 12/31

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During the period shown in the bar chart, the highest return for a quarter was 15.90% (quarter ended June 30, 2009) and the lowest return for a quarter was –22.07% (quarter ended December 31, 2008). The year-to-date return as of March 31, 2012 was 12.39%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
BlackRock S&P 500 Index Fund — Investor A
Return Before Taxes	1.58%	(0.77)%	2.36%
Return After Taxes on Distributions	1.01%	(1.35)%	1.84%
Return After Taxes on Distributions and Sale of Fund Shares	1.02%	(1.00)%	1.71%
BlackRock S&P 500 Index Fund — Institutional
Return Before Taxes	1.80%	(0.52)%	2.61%
Standard & Poor’s® 500 Index (Reflects no deduction for fees, expenses or taxes)	2.11%	(0.25)%	2.92%

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Institutional Shares will vary.

Investment Manager

S&P 500 Index Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock Investment Management, LLC. Where applicable, “BlackRock” refers also to the Fund’s sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Series Since	Title
Edward Corallo	2010	Managing Director of BlackRock, Inc.
Christopher Bliss, CFA, CPA	2011	Managing Director of BlackRock, Inc.
Greg Savage, CFA	2011	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: • $250 for certain fee-based programs. • $100 for retirement plans. • $50, if establishing an Automatic Investment Plan.	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in the Fund.
Minimum Additional Investment	$50 for all accounts except certain retirement plans and payroll deduction programs may have a lower minimum.	No subsequent minimum.

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Tax Information

The Fund’s dividends and distributions may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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INVESTMENT COMPANY ACT FILE # 811-7899 BlackRock S&P 500 Index Fund — Investor SPRO-INDEX4-0412